CURRENT REPORT OF MATERIAL EVENTS OR CORPORATE CHANGES

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2007

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip code)

720-888-1000

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off- Balance Sheet Arrangement of the Registrant

On February 14, 2007, Level 3 Communications, Inc. (the “Parent”) and its wholly owned subsidiary, Level 3 Financing, Inc. (the “Issuer”) entered into an indenture (the “Floating Rate Notes Indenture”) with The Bank of New York, as trustee, in connection with the Issuer’s issuance of $300,000,000 in aggregate principal amount of the Issuer’s Floating Rate Senior Notes due 2015 (the “Floating Rate Notes”), and also entered into an indenture (the “2017 Notes Indenture”) with The Bank of New York, as trustee, in connection with the Issuer’s issuance of $700,000,000 in aggregate principal amount of the Issuer’s 8.75% Senior Notes due 2017 (the “2017 Notes” and, together with the Floating Rate Notes, the “Notes”). The Floating Rate Notes have an interest rate equal to the London Interbank Offered Rate, or LIBOR, plus 3.75%, which will be reset semi-annually.

The Notes are senior unsecured obligations of the Issuer, ranking equal in right of payment with all other senior unsecured obligations of the Issuer. The Parent has guaranteed both the Floating Rate Notes and the 2017 Notes. The Floating Rate Notes will mature on February 15, 2015 and the 2017 Notes will mature on February 15, 2017. Interest on the Notes will be payable on February 15 and August 15 of each year, beginning on August 15, 2007.

The Floating Rate Notes will be subject to redemption at the option of the Issuer, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days’ prior notice, (i) prior to February 15, 2009, at 100% of the principal amount of Floating Rate Notes so redeemed plus (A) the applicable premium set forth in the indenture governing the Floating Rate Notes, as of the redemption date and (B) accrued and unpaid interest thereon (if any) to the redemption date (in each case, subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), and (B) on and after February 15, 2009, at the redemption prices set forth below (expressed as a percentage of principal amount), plus accrued and unpaid interest thereon (if any) to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date). The redemption price for the Floating Rate Notes, if redeemed during the twelve months beginning (i) February 15, 2009 is 102.0%, (ii) February 15, 2010 is 101.0% and (iii) February 15, 2011 is 100.0%.

The 2017 Notes will be subject to redemption at the option of the Issuer, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days’ prior notice, (i) prior to February 15, 2012, at 100% of the principal amount of Floating Rate Notes so redeemed plus (A) the applicable premium set forth in the indenture governing the 2017 Notes, as of the redemption date and (B) accrued and unpaid interest thereon (if any) to the redemption date (in each case, subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), and (B) on and after February 15, 2012, at the redemption prices set forth below (expressed as a percentage of principal amount), plus accrued and unpaid interest thereon (if any) to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date). The redemption price for the 2017 Notes, if redeemed during the twelve months beginning (i) February 15, 2012 is 104.375%, (ii) February 15, 2013 is 102.917%, (iii) February 15, 2014 is 101.458% and (iv) February 15, 2015 is 100.000%.

At any time or from time to time on or prior to February 15, 2009, the Issuer may redeem up to 35% of the original aggregate principal amount of the Floating Rate Notes at a redemption price equal to 100.00% of the principal amount of the Floating Rate Notes so redeemed, plus a premium equal to the interest rate per annum on the Floating Rate Notes applicable on the date that notice of redemption is given, plus accrued and unpaid interest thereon (if any) to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), with the net cash proceeds contributed to the capital of the Issuer of one or more private placements to persons other than affiliates of the Parent or underwritten public offerings of common stock of the Parent resulting, in each case, in gross proceeds of at least $100 million in the aggregate; provided, however, that at least 65% of the original aggregate principal amount of the Floating Rate Notes would remain outstanding immediately after giving effect to such redemption. Any such redemption shall be made within 90 days of such private placement or public offering upon not less than 30 nor more than 60 days’ prior notice.

At any time or from time to time on or prior to February 15, 2010, the Issuer may redeem up to 35% of the original aggregate principal amount of the 2017 Notes at a redemption price equal to 108.75% of the principal amount of the 2017 Notes so redeemed, plus accrued and unpaid interest thereon (if any) to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), with the net cash proceeds contributed to the capital of the Issuer of one or more private placements to persons other than affiliates of the Parent or underwritten public offerings of common stock of the Parent resulting, in each case, in gross proceeds of at least $100 million in the aggregate; provided, however, that at least 65% of the original aggregate principal amount of the 2017 Notes would remain outstanding immediately after giving effect to such redemption. Any such redemption shall be made within 90 days of such private placement or public offering upon not less than 30 nor more than 60 days’ prior notice.

The Notes have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

On February 14, 2007, the Parent, the Issuer and the initial purchasers of the Floating Rate Notes entered into a registration rights agreement (the “Floating Rate Notes Registration Agreement”) regarding the Floating Rate Notes pursuant to which the Parent and the Issuer agreed to file an exchange offer registration statement with the Securities and Exchange Commission.

On February 14, 2007, the Parent, the Issuer and the initial purchasers of the 2017 Notes entered into a registration rights agreement (the “2017 Notes Registration Agreement”) regarding the 2017 Notes pursuant to which the Parent and the Issuer agreed to file an exchange offer registration statement with the Securities and Exchange Commission.

The Floating Rate Notes Indenture is filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of that indenture are qualified in their entirety by reference to such exhibit. The 2017 Notes Indenture is filed as Exhibit 4.2 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of that indenture are qualified in their entirety by reference to such exhibit.

The Floating Rate Notes Registration Agreement is filed as Exhibit 4.3 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of the Floating Rate Notes Registration Agreement are qualified in their entirety by reference to such exhibit. The 2017 Notes Registration Agreement is filed as Exhibit 4.4 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of the 2017 Notes Registration Agreement are qualified in their entirety by reference to such exhibit.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

None

(b) Pro Forma Financial Information

None

(c) Shell Company Transactions

None

(d) Exhibits

4.1	Indenture, dated as of February 14, 2007, among Level 3 Communications, Inc., as Guarantor, Level 3 Financing, Inc., as Issuer and The Bank of New York, as Trustee, relating to the Floating Rate Senior Notes due 2015 of Level 3 Financing, Inc.

4.2	Indenture, dated as of February 14, 2007, among Level 3 Communications, Inc., as Guarantor, Level 3 Financing, Inc., as Issuer and The Bank of New York, as Trustee, relating to the 8.75% Senior Notes due 2017 of Level 3 Financing, Inc.

4.3	Registration Agreement, dated February 14, 2007, among Level 3 Communications, Inc., Level 3 Financing, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC relating to Level 3 Financing, Inc.’s Floating Rate Senior Notes due 2015.

4.4	Registration Agreement, dated February 14, 2007, among Level 3 Communications, Inc., Level 3 Financing, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC relating to Level 3 Financing, Inc.’s 8.75% Senior Notes due 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Level 3 Communications, Inc.

By:	/s/ Neil J. Eckstein
Neil J. Eckstein, Senior Vice President

Date: February 20, 2007